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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)   July 24, 2001
                                                  -------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        000-25855                                          91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

                  6830 Spencer Street, Las Vegas, Nevada 89119
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)







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ITEM 5.    OTHER EVENTS

     On July 24, 2001, the increase in the authorized capital stock of VendingData Corporation (the "Company") became effective, as the Company filed with the Nevada Secretary of State Amended and Restated Articles of Incorporation of VendingData Corporation, together with a Certificate of Amendment and Restatement of Articles of Incorporation. The Company's authorized capital stock was increased from 40,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank check-preferred stock, par value $.001, to 80,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank-check preferred stock, $.001 par value. The purpose of this 40 million share increase in the Company's authorized shares of common stock was to enable a sufficient number of authorized shares for the Company's rights offering to its stockholders for up to 26,869,770 shares of common stock and to provide additional flexibility with respect to future financings.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  10.01 Amended and Restated Articles of Incorporation of VendingData Corporation, together with Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENDINGDATA CORPORATION



Date:        July 27, 2001          By:    /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                    Its:   President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit                                                                    Page
Number                              Description                           Number
------                              -----------                           ------

10.01    Amended and Restated Articles of Incorporation of VendingData        5
         Corporation, together with Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation.























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